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Flexible Payment Deferred Variable Annuity Application. Payment (or original of exchange/transfer request) must accompany
Application. Please make check payable to THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA (the "Company") and address to:
P.O. BOX 9230 GMF, Boston, MA 02205-9230.

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1. OWNERS (APPLICANTS)                                              4. MY INVESTMENT
----------------------------------------------------------------    ----------------------------------------------------------------

Name*                                                               Allocate payment with application of $____________ as indicated
----------------------------------------------------------------    below (must total 100%) (Minimum initial investment of $25,000.
        First           Middle           Last                       Allocation percentages must total 100%):
Address
----------------------------------------------------------------    ____ % Manufacturers Adviser Pac Rim Emerging Mkts (038)
        Street
                                                                    ____ % T. Rowe Price Science & Technology (046)
----------------------------------------------------------------
        City            State            Zip                        ____ % Founders Int'l Small Cap (036)
                                             _____ _____ _____
Sex [ ] M [ ] F              Date of Birth  |     |     |     |     ____ % Warburg Pincus Emerging Growth (050)
                                            |_____|_____|_____|
                                             Month  Day   Year      ____ % Pilgrim Baxter Growth (052)
Daytime Phone Number: (    )  _____________________________
 __ __ __ __ __ __ __ __ __         __ __ __ __ __ __ __ __ __      ____ % Fred Alger Small/Mid Cap (041)
|  |  |  |  |  |  |  |  |  |       |  |  |  |  |  |  |  |  |  |
|__|__|__|__|__|__|__|__|__|  or   |__|__|__|__|__|__|__|__|__|     ____ % Rowe Price-Fleming Int'l Stock (054)
   Social Security Number                   Tax ID Number
                                                                    ____ % Founders Worldwide Growth (056)
Client Brokerage Acct. # (If applicable):__________________
                                                                    ____ % Morgan Stanley Global Equity (039)
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CO-OWNER (OPTIONAL)                                                 ____ % Rosenberg Small Company Value (121)
----------------------------------------------------------------
                                                                    ____ % Fidelity Equity (031)
Name*
----------------------------------------------------------------    ____ % Founders Growth (035)
        First           Middle           Last
                                             _____ _____ _____      ____ % Manufacturers Adviser Quant Equity (053)
Sex [ ] M [ ] F              Date of Birth  |     |     |     |
                                            |_____|_____|_____|     ____ % T. Rowe Price Blue Chip Growth (042)
                                             Month  Day   Year
 __ __ __ __ __ __ __ __ __         __ __ __ __ __ __ __ __ __      ____ % Manufacturers Adviser Real Estate Securities (057)
|  |  |  |  |  |  |  |  |  |       |  |  |  |  |  |  |  |  |  |
|__|__|__|__|__|__|__|__|__|  or   |__|__|__|__|__|__|__|__|__|     ____ % Miller Anderson Value (055)
   Social Security Number                   Tax ID Number
                                                                    ____ % J.P. Morgan Int'l Growth & Income (043)
----------------------------------------------------------------
2. ANNUITANTS (IF DIFFERENT FROM OWNER)                             ____ % Wellington Management Growth & Income (047)
----------------------------------------------------------------
                                                                    ____ % T. Rowe Price Equity-Income (037)
Name*
----------------------------------------------------------------    ____ % Founders Balanced (058)
        First           Middle           Last
Address                                                             ____ % Fidelity Aggr Asset Alloc (034)
----------------------------------------------------------------
        Street                                                      ____ % Miller Anderson High Yield (059)

----------------------------------------------------------------    ____ % Fidelity Mod Asset Allocation (033)
        City            State            Zip
                                             _____ _____ _____      ____ % Fidelity Cons Asset Allocation (032)
Sex [ ] M [ ] F              Date of Birth  |     |     |     |
                                            |_____|_____|_____|     ____ % Salomon Brothers Strategic Bond (045)
                                             Month  Day   Year
 Daytime Phone Number: (    )  _____________________________        ____ % Oechsle Global Gov't Bond (040)
 __ __ __ __ __ __ __ __ __
|  |  |  |  |  |  |  |  |  |                                        ____ % Manufacturers Adviser Capital Growth Bond (060)
|__|__|__|__|__|__|__|__|__|
   Social Security Number                                           ____ % Wellington Management Inv Quality Bond (048)

----------------------------------------------------------------    ____ % Salomon Brothers U.S. Gov't Securities (044)
CO-ANNUITANT (OPTIONAL)
----------------------------------------------------------------    ____ % Manufacturers Adviser Money Market (049)

Name*                                                               FIXED ACCOUNTS
----------------------------------------------------------------
        First           Middle           Last                       ____ % 1 Yr (051)**
                                             _____ _____ _____
Sex [ ] M [ ] F              Date of Birth  |     |     |     |     LIFESTYLE PORTFOLIOS
                                            |_____|_____|_____|
                                             Month  Day   Year      ____ % Cons 280 (184)
 __ __ __ __ __ __ __ __ __
|  |  |  |  |  |  |  |  |  |                                        ____ % Mod 460 (185)
|__|__|__|__|__|__|__|__|__|
   Social Security Number                                           ____ % Bal 640 (186)

----------------------------------------------------------------    ____ % Growth 820 (187)
3. BENEFICIARIES
----------------------------------------------------------------    ____ % Aggr 1000 (188)
(Enclose signed letter if more information is required.)
                                                                    ** Not available in WA.
Name*
---------------------------------------------------------------     ----------------------------------------------------------------
        First       Middle       Last       Relationship            REMARKS
               _____ _____ _____    __ __ __ __ __ __ __ __ __      ----------------------------------------------------------------
Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |
              |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
               Month  Day   Year     Social Security Number

Name*
---------------------------------------------------------------
        First       Middle       Last       Relationship
               _____ _____ _____    __ __ __ __ __ __ __ __ __
Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |
              |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
               Month  Day   Year     Social Security Number

----------------------------------------------------------------
CONTINGENT BENEFICIARY
----------------------------------------------------------------

Name*
---------------------------------------------------------------
        First       Middle       Last       Relationship
               _____ _____ _____    __ __ __ __ __ __ __ __ __
Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |
              |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
               Month  Day   Year     Social Security Number

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VISION.APP.002               *Unless subsequently changed in accordance with terms of Contract issued.                          9/97
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5. TYPE OF PLAN (MUST BE COMPLETED)
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[ ] Non-Qualified or   [ ] IRA Rollover      [ ] IRA Transfer    [ ] IRA  Tax Year____________
                       [ ] Profit Sharing    [ ] 401(k)          [ ] SEP IRA Tax Year_________
                       [ ] Money Purchase    [ ] Keogh (HR-10)   [ ] 403(b) Check if ERISA [ ]
                       [ ] Defined Benefit   [ ] 457             [ ] Other ___________________

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REPLACEMENT

Will this Annuity replace or change any other insurance or annuity? [ ] No  [ ] Yes

(State company and contract number in Remarks, and attach replacement forms.)

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6. SIGNATURES
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(Irrevocable Beneficiary, if designated, must also sign application.)

STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity
Service Office of the first payment required under the Contract. The information above is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective
Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situation and needs. When utilizing Check Plus or the Income Plan, I/we agree that if any debit/transfer is erroneously received by the bank indi cated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers. I/We understand that unless I/we elect otherwise in the remarks section, the
Maturity Date will be the later of the Annuitant's 85th birthday, or 10 years from the Contract
Date.

I/WE UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN
BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO
FIXED DOLLAR AMOUNT.


___________________________________________________________________________________________________
Signed in (State)     Date Signed     Signature of Owner/Applicant     Signature of Co-Owner

___________________________________________________________________________________________________
Signature of Annuitant        Signature of Co-Annuitant      Signature of Irrevocable Beneficiary
(if different from Owner)     (if different from Owner)      (if designated)


STATEMENT OF AGENT: Will this contract replace or change any existing life insurance or annuity in this or any other company? [ ] Yes [ ] No If yes, please explain under Remarks. I certify I am authorized and qualified to discuss the Contract herein applied for.



___________________________________________________________________________________________________
Signature of Agent            Print Full Name                Name of Firm

___________________________________________________________________________________________________
Agent Number                  Agent Phone Number             State License ID Number







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VISION.APP.002                                                                                   9/97
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Indicate below each VENTURE VISION service option you wish to elect.

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7. CHECK PLUS - AUTOMATIC PURCHASE*
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OWNER PLEASE INITIAL HERE __________ .

I authorize the Company to collect $________ (minimum $30) starting the month of _____________ by initiating electronic debit entries to my account with the following frequency:
[ ] MONTHLY: [ ] 5th or [ ] or 20th [ ]
[ ] QUARTERLY (20th of Jan., April, July and Oct.)

(Please Attach a Voided Check/Withdrawal Slip.)

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8. DOLLAR COST AVERAGING* (MINIMUM PAYMENT $6,000)
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OWNER PLEASE INITIAL HERE __________ .

I authorize the Company to transfer an amount (minimum $100) each month as indicated below.
Transfers are available from all variable and the one-year fixed investment options. A maximum of
10% from the one-year fixed investment option may be transferred monthly.
Please make first transfer on _____/_____/_____.
                              Month  Day   Year
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Source Fund                       Destination Fund                  Amount
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_______________________________   _______________________________   _____________________________
_______________________________   _______________________________   _____________________________
_______________________________   _______________________________   _____________________________
_______________________________   _______________________________   _____________________________
_______________________________   _______________________________   _____________________________

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9. INCOME PLAN* (MINIMUM PAYMENT $12,000)
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OWNER PLEASE INITIAL HERE __________ .

I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below. A maximum of 10% of payments may be withdrawn annually. When utilizing the Income Plan, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the
Company harmless from any loss due to such electronic debits/transfers.
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From: ___________________________________________  $__________________________

From: ___________________________________________  $__________________________

From: ___________________________________________  $__________________________

From: ___________________________________________  $__________________________

From: ___________________________________________  $__________________________

Please indicate frequency: [ ] Monthly or [ ] Quarterly (January, April, July and October)
                           on the [ ] 7th [ ] 16th or [ ] 26th.
                           Please [ ] Withhold [ ] Do not withhold Federal Income Taxes

[    ] I wish to utilize Electronic Funds Transfer in the processing of my Income Plan.
       Please attach a voided check, or, if different from owner, make check payable to:

___________________________________________________________________________________________________
First                   Middle                       Last

___________________________________________________________________________________________________
Street                  City                         State                  Zip
(Please allow 7 business days for receipt of check.)

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Vision.APP.002   *Unless subsequently changed in accordance with terms of Contract issued.    9/97
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Indicate below each VENTURE VISION service option you wish to elect.

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10. TELEPHONE TRANSFER AUTHORIZATION
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OWNER PLEASE INITIAL HERE __________ .

I authorize the Company to act on transfer instructions given by telephone from any person who can furnish proper identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.

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11. TELEPHONE WITHDRAWAL AUTHORIZATION
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OWNER PLEASE INITIAL HERE __________ .

I authorize the Company to act on withdrawal instructions given from any person who can furnish proper identification by telephone. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone withdrawal if the Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization. The minimum withdrawal amount is $1,000.

Withdrawal instructions may authorize Partial Withdrawals of up to $50,000.00 per account. (Full withdrawals are not permitted by telephone.) The check may only be payable to the owner of record (who must be individual) and may be mailed only to the address of record. The Company will not allow telephone withdrawals for the following accounts: a) An account on which the address has been changed in the last 30 days, b) Accounts over which a person has Power of Attorney, c) 403(b) accounts for which the owner is under 59 1/2, d) Custodial accounts, and e) Accounts with Market Timers as owners.

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12. AUTOMATIC REBALANCING
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OWNER PLEASE INITIAL HERE __________ .

If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios as selected below, based on the current total value of the eligible portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing the Company with a completed Automatic Rebalancing Authorization form or by providing instructions via telephone to an authorized Company representative prior to the day the rebalancing will occur.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency:

[ ] Quarterly [ ] Semi-Annually (June & December) [ ] Annually (December)

 ASSET ALLOCATIONS (must total 100%):

____ % Manufacturers Adviser Pac Rim Emerging Mkts (038)    ____ % Founders Balanced (058)
____ % T. Rowe Price Science & Technology (046)             ____ % Fidelity Aggr Asset Alloc (034)
____ % Founders Int'l Small Cap (036)                       ____ % Miller Anderson High Yield (059)
____ % Warburg Pincus Emerging Growth (050)                 ____ % Fidelity Mod Asset Alloc (033)
____ % Pilgrim Baxter Growth (052)                          ____ % Fidelity Cons Asset Alloc (032)
____ % Fred Alger Small/Mid Cap (041)                       ____ % Salomon Brothers Strategic Bond (045)
____ % Rowe Price-Fleming Int'l Stock (054)                 ____ % Oechsle Global Gov't Bond (040)
____ % Founders Worldwide Growth (056)                      ____ % Manufacturers Adviser Capital Growth Bond (060)
____ % Morgan Stanley Global Equity (039)                   ____ % Wellington Management Inv Quality Bond (048)
____ % Rosenberg Small Company Value (121)                  ____ % Salomon Brothers U.S. Gov't Securities (044)
____ % Fidelity Equity (031)                                ____ % Manufacturers Adviser Money Market (049)
____ % Founders Growth (035)
____ % Manufacturers Adviser Quant Equity (057)             LIFESTYLE PORTFOLIOS
____ % T. Rowe Price Blue Chip Growth (042)                 ____ % Cons 280 (184)
____ % Manufacturers Adviser Real Estate Securities (057)   ____ % Mod 460 (185)
____ % Miller Anderson Value (055)                          ____ % Bal 640 (186)
____ % J.P. Morgan Int'l Growth & Income (043)              ____ % Growth 820 (187)
____ % Wellington Management Growth & Income (047)          ____ % Aggr 1000 (188)
____ % T. Rowe Price Equity-Income (037)

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VISION.APP.002                                                                                                  9/97
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